   [***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[***]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]
                                                                 EXHIBIT 10.15

                               LICENSE AGREEMENT
                               -----------------

THIS AGREEMENT effective as of July 31, 1996 between Global Imaging Systems, Inc., a Delaware corporation located at 14499 N. Dale Mabry, Suite 280, Tampa, Florida 33618 ("Licensor") and Copelco Capital, Inc., a Delaware corporation located at One Maynard Drive, Park Ridge, New Jersey 17656 ("Licensee").

WHEREAS, Licensor is in the business of providing financial services to its subsidiaries (each, a "Global Subsidiary" and collectively, the "Global Subsidiaries") to enable them to, among other things, sell or lease photocopiers and other equipment ("Equipment") to its customers ("Customers")

WHEREAS, Licensee is in the business of leasing various types of equipment including without limitation equipment similar to Licensor's Equipment;

WHEREAS, Licensor is the owner of the name and tradename "GLOBAL IMAGING SYSTEMS" and such other trademarks, tradenames and logos as appear on Exhibit "1" attached hereto and made a part hereof (collectively, the "Tradename");

WHEREAS, Licensee desires to obtain and Licensor is willing to grant a non-exclusive license to Licensee to use the Tradename in a program for the leasing of Equipment sold to Licensee by the Global Subsidiaries (the "Leasing Program") and leased by Licensee to the Customers under Licensor's form of lease agreement (the "Lease") and other documents entered into in connection with the Lease modified to include some or any portion of Licensor's Tradename (the "Lease Documents") in the manner described and upon the terms and conditions described below.

NOW, THEREFORE, intending to be legally bound hereby, and in consideration of the initial covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Grant of License. Subject to the terms and conditions specified
          ----------------
herein, Licensor hereby grants to Licensee a nontransferable and non-exclusive license to use the Tradename (a) in all documents prepared by Licensee or any Global Subsidiary in connection with the Leasing Program, including the Lease and Lease Documents and all invoices for billing and collection of sums due thereunder, and (b) in all billing and collection activities involved in the Leasing Program. Nothing in this Agreement shall affect Licensee's rights and obligations as lessor under the Lease and Lease Documents and Licensee's ownership of the Equipment.

     2.   Supervision of License. Upon the request of Licensor, Licensee shall
          ----------------------
furnish to Licensor copies of the form of documents in which the Tradename is used by Licensee.

[***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.***]


     3.   Lease Rates. The lease rates shall be mutually agreed upon by the
          -----------
parties from time to time as set forth herein. All lease rates used by the parties shall be set forth in writing upon mutual agreement by the parties. Any rate change must be received at least 30 days prior to such rate change becoming effective. Any rate change will become effective on the first calendar business day of a specified month which date shall be at least 30 days after the above-referenced mutual agreement with respect to such rate change. Such rate changes shall only be effective with respect to applications submitted to Licensee after the effective date.

     4.   Term. The term of this Agreement shall be three (3) years, provided,
          ----
however, that either party may terminate this Agreement at any time, upon ten
(10) days prior notice to the other party. In the event of termination, the license granted hereunder and any obligations hereunder shall continue as to any Lease Document, and the billing and collection thereunder, then existing at the time of the termination.

     5.   Fees. In consideration of Licensor's granting to Licensee the use of
          ----
the Tradename, for each Lease where the Tradename is used, Licensee shall pay to Licensor [**]

     6.   Billing and Collection; Endorsement of Checks. (a) All billing and
          ---------------------------------------------
collection of rentals and other amounts due under the Leases shall be done by Licensee in the name of Licensor. All bills sent by Licensee shall direct the Customers to remit such rentals and other payments to Licensee's offices or to a post office box or lockbox designated by and controlled by Licensee. Notwithstanding anything in this Agreement to the contrary, all payments due and to become due under the Leases shall be the sole property of Licensee.

          (b) In the event that a Customer becomes more than ninety (90) days delinquent under a Lease, Licensee shall pursue its collection efforts, whether through litigation or otherwise, in its own name. In addition, in the event that a receiver or trustee of Licensor or its assets is appointed or a petition is filed by or against Licensor under the Bankruptcy Code or other insolvency laws or Licensor has breached any of the representations, warranties or covenants contained in this Agreement, Licensee shall have the right to disclose this Agreement to the Customers under the then existing Leases and to pursue all further billing and collection of amounts due under such Leases in its own name.

          (c) Licensor hereby grants to Licensee an irrevocable power of attorney to endorse without recourse, Licensor's name upon any and all checks, notes, drafts or other instruments received by Licensee with respect to the Leases and to take any action and to execute any instrument or document that Licensee may deem necessary or advisable from time to time in its sole discretion to collect the rentals and other amounts due under the Leases and to exercise and enforce any and all rights, powers, and remedies thereunder.

          (d) Licensor shall remit to Licensee, within two (2) business days after receipt, any and all rentals and other amounts which Licensor or any Global Subsidiary may receive from any Customer under any Lease at any time. Until remitted to Licensee, all such rents and other amounts shall be held in trust by Licensor for the sole benefit of Licensee. Licensee shall remit to Licensor, within two (2) business days after receipt, any and all amounts which Licensee may receive from any Customer which were paid by the lessee for the benefit of Licensor under any Lease at any time. Until remitted to Licensor, all such rents and other amounts shall be held in trust by Licensor for the sole benefit of Licensor.

     7.   Representations and Warranties. Licensor hereby represents and
          ------------------------------
warrants, which representations and warranties shall survive execution of this Agreement, as follows:

          A. As to each Lease and the subject Equipment, neither Licensor nor a Global Subsidiary has not entered into any agreement with the Customer or a Global Subsidiary which would change the terms and conditions of the Lease or impair Licensee's rights to collect the proceeds of the Lease;

          B. Licensor is validly organized, existing and in good standing in its state of incorporation and is duly qualified to do business in the state where its business requires it to be so qualified.

     8.   Buyouts, Upgrades and Renewals. All buyouts, upgrades and renewals of
          ------------------------------
Licensor's Customers shall be determined in accordance with mutually agreed upon written terms and conditions.

     9.   Credit Authorizations and Transmission of Business Data. Licensee
          -------------------------------------------------------
shall at all times maintain a toll free 800 telephone number for the transmission of Customers' applications for both voice applications and facsimile applications. Such toll free telephone number shall be provided without charge to Licensor and/or Global Subsidiaries. In addition, Licensor shall provide within 180 days of the execution of this Agreement, at its expense, modem access by Licensor and the Global Subsidiaries to Licensee for purposes of transmitting applications and meter reading data. Licensor and Licensee use reasonable efforts to develop an expanded interface beyond that discussed above between Licensor computer systems and Licensee computer systems. Credit approval shall be made, in a time period acceptable to Licensor, in accordance with Licensee's standard credit standards and at its sole discretion.

     10.  No Relationship. It is understood and agreed that no agency,
          ---------------
employment or partnership relationship is hereby created by the parties and the business operated by Licensee is separate and apart from any which may be operated by Licensor. It is agreed that Licensee is not an affiliate of Licensor, and no representations will be made by either party which would create an agency, employment or partnership relationship. The parties have entered into this Agreement on an arm's-length basis.

     11.  Infringement. Licensor warrants that the Tradename and use thereof by
          ------------
Licensee is and shall be free of any claim of any third party for infringement of any United States patent, copyright, tradename or trademark. Licensor shall defend, or may settle at its expense, any suit or proceeding against Licensee that is based on a claimed infringement which would result in a breach of this specific warranty and Licensor shall pay all damages and costs awarded therein against Licensee due to such infringement.

     12.  Confidential Information. Written information furnished by each party
          ------------------------
to the other hereunder which is identified in writing as confidential, shall be considered confidential, proprietary and of a trade secret nature to the furnishing party (the "Confidential Information"). Each party shall use its best efforts not to disclose any of the Confidential Information to third parties, except for their respective lenders, accountants and attorneys and except upon advice by counsel, without the prior written consent of the other, provided, however, that Licensor hereby consents to Licensee's disclosure of such information as part of its participation in credit record exchanges and further provided that the following information will not be considered Confidential Information for purposes of this section: information which (i) becomes generally available to the public other than as a result of a disclosure by the receiving party or its representatives, or otherwise becomes general knowledge,
(ii) was available to the receiving party prior to its disclosure to the receiving party by the disclosing party or its representatives, or (iii) becomes available to the receiving party from a source other than the disclosing party or its representatives. Confidential information includes but is not limited to the following: Lists of Licensor's Customers and suppliers (provided, however, that the parties agree that names of customers who become Licensee lessees and the suppliers shall become part of Licensee's system and subject to disclosure, although they shall not be identified as Licensor's customers or suppliers);
                                         ----------
Lists of employees; Licensor's financing programs; Licensor's list of its subsidiaries; and Financial statements for customers, which are furnished by Licensor to Licensee.

     13.  Non-Recourse. All Leases are non-recourse to Licensor unless
          ------------
specifically agreed to in writing by the Chief Financial or Operating Officer of Licensor except for breach of any representation, warranty or covenant hereunder.

     14.  Books and Records. License shall allow Licensor reasonable access to
          -----------------
all Licensee records related to the Leases.

     15.  Severability. If any provision of this Agreement is declared invalid
          ------------
by any tribunal, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.

     16.  Miscellaneous. This Agreement shall be binding upon and inure to the
          -------------
benefit of Licensor and Licensee and their respective successors and assigns. This Agreement shall be governed in all respects by the laws of the State of Florida. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter covered here in and shall not be altered or amended except in writing executed by both parties. If any dispute or controversy between the parties hereto arises out of or relating to this Agreement or any transaction contemplated hereunder, such dispute or controversy shall be submitted to arbitration by a panel of three (3) arbitrators under the Commercial Rules of Arbitration of the American Arbitration Association in Tampa, Florida. The three (3) arbitrators shall decide any such matter in accordance with then applicable rules of the American Arbitration Association or any successor organization. The determination of the arbitrators shall be final and shall not be subject to judicial review; provided, however, that any award or determination rendered by the arbitrators may be entered in any court of competent jurisdiction in the State of Florida for the Federal District Court for the Middle District of Florida and the parties hereto consent to the jurisdiction of said courts for the purpose set forth in this section.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers, all as of the day and year first above written.


COPELCO CAPITAL, INC.                             GLOBAL IMAGING SYSTEMS INC.


By:[SIGNATURE ILLEGIBLE]                          By: /s/ Mike Mueller
   -------------------------                         --------------------------

Title:    Sr VP.                                  Title:       VP
      ----------------------                             ----------------------

                                   EXHIBIT 1


                       Tradenames, Trademarks and Logos
                       --------------------------------

Global Imaging Systems Inc.

Felco Office Systems, Inc.

Copy Date, Inc.

Border Business, Inc.

Berney, Inc.

Southern Copy Systems, Inc.

CSS Leasing, LLC

Office Furniture Concepts

AMCOM Office Systems

Conway Office Products, Inc.

Cameron Office Products, Inc.

Business Equipment Unlimited

                                   ADDENDUM
                                   --------

     THIS ADDENDUM dated SEPTEMBER 30, 1996 to the License Agreement dated July 31, 1996 ("Agreement") between Global Imaging Systems, Inc ("Global") and Copelco Capital Inc ("Copelco"):

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

     2. Paragraph 5 of Agreement is hereby amended to add: "In further consideration of Licensor granting to Licensee the use of the Trade name, Licensee agrees to pay to Licensor one percent (1%) of the invoice cost of the Equipment funded by Copelco. Fees shall be paid to Global by Copelco by the eighth (8th) day of the month following the date of funding."

     3. This Addendum amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers, all as of the day and year first above written.

COPELCO CAPITAL, INC.                             GLOBAL IMAGING SYSTEMS, INC.

By [SIGNATURE ILLEGIBLE]                          By /s/ Mike Mueller
  -------------------------                         -------------------------

Title:    SrVP                                   Title:       VP
      ---------------------                              --------------------

                                SECOND ADDENDUM
                                ---------------


     THIS ADDENDUM dated November 1, 1996 to the License Agreement dated July 31, 1996 ("Agreement") between Global Imaging Systems, Inc and Copelco Capital Inc ("Copelco"):

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

     2. Paragraph 7 of the Agreement is deleted in its entirety and amended to read:

     Representations and Warranties. Licensor hereby represents and warrants,
     ------------------------------
which representations and warranties shall survive execution of this Agreement, as follows:

     A. As to each Lease and the subject Equipment, neither Licensor nor a Global Subsidiary has entered into any agreement with the customer or a Global Subsidiary which would change the terms and conditions of the Lease or impair Licensee's rights to collect the proceeds of the Lease.

     B. Licensor is validly organized, existing and in good standing in its state of incorporation and is duly qualified to do business in the state where its business requires it to be so qualified.

     C. To the best of Licensor's knowledge all transactions will be validly made for consideration and represent binding obligations of the person specified as the lessee, debtor, co-maker or guarantor and the signature tendered are genuine and valid.

     D. There will be no set-off or counter claim at law or equity that could be effective against the transaction.

     E. None of the transactions or signatures will be obtained by fraud or fraudulent misrepresentation on the part of Licensor or its employees.

     F. Licensor will be the sole and absolute owner of any document being assigned and the Equipment will be free and clear of all liens and encumbrances.

     G. Licensor is aware of no circumstances or actions which would affect the validity of the transaction.

     H. All Equipment is new or remanufactured and subject to warranty unless specified otherwise.

     I. The Equipment has been delivered to and accepted by the Lessee.

     J. Any breach of the aforementioned representations and warranties will obligate Licensor to cure the breach within thirty (30) days of discovery by Licensor or notice from Licensee. In the event Licensor is unable to cure the default within said thirty (30) days, Licensor agrees to repurchase from Licensee, within five (5) days after notice from Licensee, any said Lease. The Repurchase Price shall be equal to all amounts then due and the present value of all payments and other amounts to become due plus the Licensee's anticipated residual value discounted at Licensee's implicit rate in the transaction.

     K. If Licensor fails to pay any part of the Repurchase Amount when due, Licensee shall be entitled to interest on any unpaid portion of the Repurchase Price at the rate of 16% per annum (but only to the maximum extent permitted by law) from the date due until paid plus reasonable attorneys' fees and costs incurred by Licensee in the enforcement of its rights hereunder, and any and all remedies it may have by law or equity. In addition, in the event of non-payment of the Repurchase Price, Licensee shall have the right to set-off any amounts due Licensor in payment, thereof.

     L. Licensor's obligations herein are continuing, unconditional and primary obligations. Nothing that Licensee does or leaves undone will in any way affect, reduce or discharge Licensor's obligations. Any notice or demand hereunder shall be in writing and sent by certified mail, return receipt requested, or overnight delivery to the other party. Notice shall be deemed given 3 days after the date mailed if sent by registered mail or when sent, if sent by overnight mail.

     M. No failure on the part of the Licensee to exercise any right or remedy and no delay in exercising any right or remedy shall operate as a waiver thereof.

     This Addendum amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers, all as of the day and year first above written.

COPELCO CAPITAL, INC.                        GLOBAL IMAGING SYSTEMS, INC.
(LICENSEE)                                   (LICENSOR)

By [SIGNATURE ILLEGIBLE]                     By /s/ Mike Mueller
  ----------------------------                 ------------------------------

Title: Vice President                        Title:     VP
      ------------------------                     --------------------------

                          GLOBAL IMAGING SYSTEMS INC.
                         LEASE AGREEMENT MODIFICATION

As discussed our dealers are adamantly against the lease renewal verbiage, of the Lease Agreement, that states that the agreement will renew for additional terms of 12 months each.

Therefore, we suggest that the following modification be made to Section 5 of the Lease Agreement, on an exception basis when needed:

     -  CROSS OUT THE VERBIAGE-"FOR ADDITIONAL TERMS OF TWELVE (12) MONTHS
        EACH."

     -  INSERT THE VERBIAGE-"ON A MONTH TO MONTH BASIS"

The sales rep and the customer will each initial the modification on the document.

The Conway dealer group will use this verbiage as a rule and not as an exception.

We signify our acceptance of this modification by our signatures below:

/s/ Mike Mueller         9-24-96        /s/ Gary Wile
--------------------------------        ------------------------------------
Mike Mueller             Date           Gary Wile                     Date
Global Imaging Systems Inc.             Copelco Capital

                                   ADDENDUM
                                   --------

     THIS ADDENDUM dated September 25, 1997 to the License Agreement dated July 31, 1996 ("Agreement") between Global Imaging Systems, Inc. ("Global") and Copelco Capital, Inc, ("Copelco").

The Agreement is amended as follows:

     1. Southern Business Communications Inc. shall hereby be added to Exhibit "1" ("Tradenames") of the Agreement.

     2. Upon written notice to Copelco by Global, any future tradenames that are acquired by Global shall be deemed to be added to Exhibit "1" of the Agreement.

     3. This Addendum amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     IN WITNESS WHEREOF, each of the parties hereto has cause this Agreement to be executed by its duly authorized officers, all as of the day and year first above written.


COPELCO CAPITAL, INC.                   GLOBAL IMAGING SYSTEMS,
                                        On behalf of itself and its wholly
                                        owned subsidiaries identified on
                                        Exhibit "1" to the Agreement.

By [SIGNATURE ILLEGIBLE]                By /s/ Mike Mueller
  -----------------------                 -------------------------
Title Vice President                    Title VP/COO
     --------------------                    ----------------------